AUGUST 8, 2019

SUPPLEMENT TO

Hartford Environmental Opportunities Fund

SUMMARY PROSPECTUS DATED MARCH 1, 2019

IMPORTANT NOTICE REGARDING NAME CHANGE AND CHANGE IN INVESTMENT POLICY

This Supplement contains new and additional information regarding the Hartford Environmental Opportunities Fund and should be read in connection with your Summary Prospectus.

At a meeting held August 6-7, 2019, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. approved certain changes to the Hartford Environmental Opportunities Fund (the “Fund”) effective November 8, 2019 (“Effective Date”), as described below. A summary of the changes effective on the Effective Date is below:

1)	Change in the Name of the Fund and Investment Policy

The name of the Fund will be changed to Hartford Climate Opportunities Fund. The Fund currently has a non-fundamental policy to normally invest at least 80% of its assets in companies engaged in low carbon electricity, energy efficiency, low carbon transportation, and/or water and resource management, or otherwise involved in seeking to address environmental challenges and/or improve the efficiency of resource consumption (“80% Policy”). As of the Effective Date, the Fund will modify its 80% Policy to read as follows: “Under normal market conditions, the Fund invests at least 80% of its assets in securities of issuers that seek opportunities to address or benefit from climate change, which include but are not limited to companies classified as promoting clean and/or efficient energy, sustainable transportation, water and/or resource management, companies exhibiting low-carbon leadership and businesses that service such companies.”

2)	Change in the Principal Investment Strategies of the Fund

Under the heading “Principal Investment Strategy” in the above referenced Summary Prospectus, the Fund’s principal investment strategy is deleted in its entirety and replaced with the following:

The Fund seeks to achieve its objective by investing in securities of U.S. and foreign issuers, including non-dollar securities and securities of emerging market issuers. The Fund may invest in common and preferred stocks, convertible securities and warrants of companies of any market capitalization. The Fund focuses its investments on equity securities and equity related investments.

Under normal market conditions, the Fund invests at least 80% of its assets in securities of issuers that seek opportunities to address or benefit from climate change, which include but are not limited to companies classified as promoting clean and/or efficient energy, sustainable transportation, water and/or resource management, companies exhibiting low-carbon leadership and businesses that service such companies.

The Fund employs a “multi-manager” approach whereby portions of the Fund’s assets are allocated among sub-advisers. Hartford Funds Management Company, LLC (the "Investment Manager") is responsible for the management of the Fund and supervision of the Fund’s sub-advisers: Wellington Management Company LLP (“Wellington Management”), and Schroders, comprised of Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, “Schroders”). Each sub-adviser manages its segment of the Fund’s assets to correspond with its distinct investment style and strategy, as described below, in a manner consistent with the Fund’s investment objective, strategies, and restrictions. The Investment Manager may allocate assets from or towards each sub-adviser from time to time and may reallocate assets between the sub-advisers. Wellington Management and Schroders act independently of each other and each uses its own methodology for selecting investments.

Wellington Management: For its portion of the Fund, Wellington Management uses fundamental research and analysis to identify companies it believes represent attractive investments and also address environmental challenges and/or seek to improve the efficiency of resource consumption. In doing so, Wellington Management invests the Fund's assets in companies engaged in low carbon electricity, energy efficiency, low carbon transportation, water and resource management, and/or climate resilient infrastructure, or otherwise involved in seeking to address environmental challenges and/or improve the efficiency of resource consumption.

Although Wellington Management may invest the Fund's assets across different sectors and countries, including emerging market issuers, and has no limit on the amount it may invest in any single sector or country, it generally can be expected to emphasize investments in the utilities and industrial sectors, as these sectors tend to include companies that address environmental challenges and/or seek to improve the efficiency of resource consumption. Wellington Management generally expects to exclude companies that have significant exposure to fossil fuels. The Fund may invest in securities of issuers of any market capitalization, including mid-capitalization and small-capitalization securities.

Wellington Management’s segment of the Fund is not explicitly screened for socially responsible issuers, but Wellington Management considers environmental, social, and governance (ESG) factors as part of its investment process, and the approach excludes major fossil fuel companies.

Schroders: For its portion of the Fund, Schroders seeks to exploit opportunities in the securities of companies that it believes have already recognized threats posed by climate change and are embracing these challenges ahead of their peers, companies that form part of the solution to problems arising from climate change or companies that seek to benefit from efforts to accommodate or limit the impact of global climate change. These companies can typically be classified belonging to one or more themes related to climate change, including clean energy, energy efficiency, environmental resources, sustainable transportation, and low carbon leaders.

Schroders relies on a fundamental, research-driven, bottom-up approach to identify issuers it believes will benefit from efforts to accommodate or limit the impact of global climate change and have the potential for capital growth. Schroders considers factors such as a company’s potential for above average earnings growth, a security’s attractive relative valuation, whether a company has proprietary advantages, and certain ESG criteria. Schroders excludes major fossil fuel companies from its investment universe. Although Schroders may invest the Fund's assets across different sectors and countries, including emerging market issuers, and has no limit on the amount it may invest in any single sector or country, it generally can be expected to emphasize investments in the industrial sectors, as this sector tends to include companies that are beneficiaries of efforts to mitigate or adapt to the impact of climate change.

3)	Update to the Principal Risks of the Fund

Under the heading “Principal Risks” in the above referenced Summary Prospectus, “Multi-Manager Risk” will be added as a principal risk of the Fund, and “Sustainable and Environmentally Responsible Investment Risk” will be deleted and replaced with “Sustainable, Environmentally Responsible and Climate Change Focus Investment Risk.” A description of each risk is below.

Multi-Manager Risk - The Fund’s performance depends on the ability of the Investment Manager in selecting, overseeing, and allocating Fund assets to the sub-advisers. The sub-advisers’ investment styles may not be complementary. Wellington Management and Schroders make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that one sub-adviser may purchase an investment for the Fund at the same time that the other sub-adviser sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that the sub-advisers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.

Sustainable, Environmentally Responsible and Climate Change Focus Investment Risk - The application of the Fund’s sustainability, environmentally responsible and climate change focus investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor with the market. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, as well as on political support for certain environmental initiatives and developments affecting companies focused on sustainable energy and climate change solutions generally. In addition, under certain market conditions, the Fund may underperform funds that invest in a broader array of investments. The Fund’s exclusion of investments in companies with significant fossil fuel exposure, in particular, may adversely affect the Fund’s relative performance at times when such investments are performing well.

4)	Update to the Investment Sub-Advisers and Portfolio Managers to the Fund

The Board approved the appointment of SIMNA as a sub-adviser and SIMNA Ltd. as the sub-sub-adviser to its portion of the Fund. Wellington Management will continue to sub-advise its portion of the Fund’s assets.

Accordingly, under the heading “Management,” in the above referenced Summary Prospectus, the paragraph above the portfolio manager table and the portfolio manager table itself are deleted and replaced with the following.

Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-advisers are Wellington Management and Schroder Investment Management North America Inc. (“SIMNA”). The Fund’s sub-sub-adviser is Schroder Investment Management North America Limited (“SIMNA Ltd.”, together with SIMNA, “Schroders”).

Portfolio Manager	Sub-Adviser	Title	Involved with Fund Since
Alan Hsu	Wellington Management	Managing Director, Global Industry Analyst, and Equity Portfolio Manager	2016
G. Thomas Levering	Wellington Management	Senior Managing Director and Global Industry Analyst	2016
Simon Webber, CFA	Schroders	Portfolio Manager	2019

5)	Restate Portfolio Turnover

The last sentence of the paragraph under the heading “Portfolio Turnover,” in the above referenced Summary Prospectus, is deleted in its entirety and replaced with the following:

During the fiscal year ended October 31, 2018, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

A revised summary prospectus reflecting the updates to the name, principal investment strategy, principal risks, sub-adviser and portfolio manager of the Fund is anticipated to be mailed to shareholders on or about November 8, 2019.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7495	August 2019